UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2022, Causeway Emerging Markets Fund’s (the “Fund’s”) Institutional Class returned -28.39% and Investor Class returned -28.63%, compared to -27.80% for the MSCI Emerging Markets Index (Gross) (“Index”). Since the Fund’s inception on March 30, 2007, the Fund’s average annual total returns are 2.33% for the Institutional Class and 2.14% for the Investor Class, compared to 2.43% for the Index. At fiscal year-end, the Fund had net assets of $1.37 billion.

Performance Review

Emerging markets equities depreciated during the fiscal year. The Russian invasion of Ukraine in February fueled volatility in global equity markets and precipitated the collapse in Russian equity prices. In response, the Moscow Exchange halted equity trading and MSCI removed Russian stocks from the index provider’s investable universe, reclassifying its Russia Indexes to Standalone Market Status. The Russia-Ukraine conflict has also exacerbated global inflationary pressures. The US Federal Reserve (“Fed”) has aggressively raised interest rates during the period in an attempt to combat inflation. With two-year yields above 10-year yields, the US yield curve is inverted. This has historically been a negative indicator for emerging market (“EM”) assets as it signals weak global growth prospects. Relatively high yields in the US have also buoyed the US dollar relative to most other currencies. EM currencies have generally depreciated relative to the US dollar, though EM currencies have fared better than many of their developed market counterparts as most EM central banks have been proactively raising interest rates in anticipation of a Fed rate hiking cycle. In contrast to most other EM central banks, The People’s Bank of China has been easing monetary policy recently to stimulate economic growth. Our currency factor has underperformed over the year-to-date period amid the global interest rate backdrop. We attribute this factor underperformance primarily to the outsized impact of interest rate carry. Currencies such as the Brazilian real have outperformed other EM currencies due in part to the Central Bank of Brazil’s significant interest rate increases. The interest rate effect has outweighed other characteristics that typically influence currency performance, including fiscal and current account balances and Gross Domestic Product (“GDP”) growth. We are further researching the impact of interest rate carry on currency performance in order to understand this phenomenon more deeply. The utilities, financials, and consumer staples sectors were the top performers for the trailing twelve months. The health care, communication services, and information technology sectors lagged. The top performing markets in the Index were Indonesia, Qatar, and Kuwait. The weakest performing markets were Russia, Hungary, and Poland.

We use a combination of stock-specific factors and country, currency, sector, and macroeconomic analysis to rank the stocks in our investable universe. Of the factors we use to forecast alpha (performance in excess of the Index), three of our bottom-up factors delivered positive returns, with our technical indicators demonstrating the strongest performance during the period, followed by our growth and valuation factors. Our competitive strength factor was moderately negative during the period. Of our top-down factors, sector delivered positive returns, while our country, currency, and macroeconomic factors detracted during the period.

Positioning in the materials, utilities, and energy sectors were the largest detractors from the Fund’s performance versus the Index during the fiscal year. Fund positioning in the health care, communication services, and information technology sectors offset some of the underperformance. The Fund’s overweight positions in biologics technology

2	Causeway Emerging Markets Fund

platform, Wuxi Biologics (Cayman), Inc. (China) and semiconductor manufacturer, United Microelectronics Corp. (Taiwan), as well as an underweight position in diversified metals & mining operator, Vale SA (Brazil) detracted from relative performance. The top stock–level contributors to performance relative to the Index were overweight positions in bank, Banco do Brasil SA (Brazil), oil & gas exploration company, Petroleo Brasileiro SA (Brazil), and insurance provider, PICC Property & Casualty Co., Ltd. (China).

Significant Portfolio Changes

The Fund’s active exposure to several sectors and countries changed during the fiscal year as a result of our quantitative investment process. The largest increases in active weightings (Fund weights compared to Index weights) were to the energy and industrials sectors, and the biggest reductions in active weightings were to the information technology and communication services sectors. Notable changes in the Fund’s active country weightings included increases to exposures in China, Indonesia, and Saudi Arabia. We reduced exposures to Taiwan, South Korea, and Mexico.

Significant purchases over the fiscal year included new positions in energy company, Oil & Natural Gas Corp. Ltd. (India), polysilicon manufacturer, Daqo New Energy (China), bank, Dubai Islamic Bank PJSC (United Arab Emirates), and energy company, PTT Exploration & Production Plc (Thailand), along with an increased exposure to bank, Banco do Brasil SA (Brazil). The largest sales included three full sales: financial services provider, Fubon Financial Holding Co (Taiwan), financial services firm, Yuanta Financial Holding Co. Ltd. (Taiwan), and semiconductor manufacturer, SK Hynix, Inc. (South Korea), as well as decreased exposures to online services company, Tencent Holdings Ltd. (China) and technology services & consulting company, Infosys Ltd. (India).

Investment Outlook

Earnings growth upgrades for EM equities continue to lag those in developed markets as many developed ex-US countries are benefitting more from improved currency competitiveness following steep declines in their currencies relative to the US dollar. The EM sectors with the weakest net upgrades were information technology, real estate, and materials. Information technology reflects slowing global growth and a rebalancing of demand that was pulled forward during the Covid-19 pandemic. Real estate is primarily driven by slowing growth in the Chinese real estate sector, which is less impactful for China overall as the relative size of the sector has declined. Materials reflects the falling commodity prices resulting from a slowing global economy. The sectors with the strongest net upgrades were energy, consumer discretionary, and financials. Energy stocks have benefitted from relative strength in oil, coal, and natural gas prices. Consumer discretionary stocks reflect the strength in Chinese online consumer companies and financials have been buoyed by rising interest rates. From a country perspective, South Korea, South Africa, and Taiwan had the weakest net upgrades. The South Korean and Taiwanese economies are technology-oriented and have been impacted by the slowdown in that sector. South Africa is a commodity-oriented economy and reflects falling commodity prices. Turkey, Saudi Arabia, and Indonesia have experienced positive net upgrades. While we incorporate growth expectations into our multi-factor investment process, we continue to emphasize valuation in our approach. With a balance of favorable valuation, growth, and price momentum characteristics relative to the Index, we believe the portfolio offers attractive risk-adjusted return potential looking forward.

Causeway Emerging Markets Fund	3

We thank you for your continued confidence in Causeway Emerging Markets Fund.

September 30, 2022

Joseph Gubler Portfolio Manager	Arjun Jayaraman Portfolio Manager	MacDuff Kuhnert Portfolio Manager	Ryan Myers Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

The Causeway Emerging Markets strategy uses quantitative factors that can be grouped into eight categories. The relative return attributed to a factor is the difference between the equally-weighted average return of the highest ranked quintle of companies in the strategy’s universe and that of the lowest ranked quintile of companies based on that factor.

4	Causeway Emerging Markets Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway Emerging Markets Fund, Investor Class shares versus the MSCI Emerging Markets Index (Gross) as of September 30, 2022

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is March 30, 2007.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2024. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 27, 2022 prospectus, as supplemented most recently June 30, 2022, the Fund’s annualized gross ratios of expenses in relation to average net assets were 1.12% and 1.37% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 1.11% and 1.36% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI Emerging Markets Index (Gross) (the “Index”) is a free float-adjusted market capitalization index, designed to measure equity market performance of emerging markets, consisting of 24 emerging country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Emerging Markets Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2022

Causeway Emerging Markets Fund	Number of Shares	Value

COMMON STOCK

Brazil — 6.2%

Banco do Brasil SA	3,149,394	$22,448

BrasilAgro - Co. Brasileira de Propriedades Agricolas	277,300	1,553

JBS SA	2,682,300	12,550

Marfrig Global Foods S.A.	2,897,600	5,323

Minerva SA	2,064,200	4,791

Petro Rio S.A.[1]	579,400	2,960

Petroleo Brasileiro SA, Class A ADR	1,431,317	15,859

SLC Agricola S.A.	589,650	4,725

Suzano S.A.	720,400	5,966

Vale SA, Class B ADR	668,802	8,909

		85,084

China — 24.7%

360 DigiTech Inc. ADR	519,026	6,654

Alibaba Group Holding Ltd. ADR[1]	315,352	25,225

Anhui Conch Cement Co. Ltd., Class H	1,207,613	3,831

Baidu Inc. ADR[1]	72,815	8,555

BYD Co. Ltd., Class H	487,000	12,061

Chengxin Lithium Group Co. Ltd., Class A	485,900	3,204

China Coal Energy Co. Ltd., Class H	9,914,000	8,993

China Construction Bank Corp., Class H	57,530,000	33,273

China Everbright Environment Group Ltd.	14,385,000	5,974

China Galaxy Securities Co. Ltd., Class H	8,799,000	4,069

China Lumena New Materials Corp.[1,2,3,4]	264,100	—

China National Building Material Co. Ltd., Class H	8,136,000	6,229

China Petroleum & Chemical Corp., Class H	13,378,000	5,743

China Railway Group Ltd., Class H	15,602,000	7,652

China Resources Pharmaceutical Group Ltd.	5,793,500	3,978

China Shenhua Energy Co. Ltd., Class H	3,046,500	9,101

China State Construction Engineering Corp. Ltd., Class A	4,041,100	2,935

CITIC Ltd.	10,484,000	9,884

The accompanying notes are an integral part of the financial statements.

6	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2022

Causeway Emerging Markets Fund	Number of Shares	Value

China — (continued)

COSCO SHIPPING Holdings Co. Ltd., Class H	7,716,900	$9,054

Daqo New Energy Corp. ADR[1]	238,470	12,658

Dongfeng Motor Group Co. Ltd., Class H	5,066,000	2,710

FinVolution Group ADR	311,770	1,334

Ganfeng Lithium Co. Ltd., Class H	552,480	3,677

Guangzhou Automobile Group Co. Ltd., Class H	4,850,000	3,460

Guangzhou Tinci Materials Technology Co. Ltd., Class A	312,990	1,945

Industrial & Commercial Bank of China, Class H	667,000	313

Intco Medical Technology Co. Ltd., Class A	890,912	2,504

JD.com Inc., Class A	86,535	2,189

JD.com Inc. ADR	226,375	11,387

Jiangxi Copper Co. Ltd., Class H	4,254,000	4,921

Lenovo Group Ltd.	10,890,000	7,575

LONGi Green Energy Technology Co. Ltd., Class A	383,972	2,594

Meituan, Class B1	218,500	4,610

Orient Overseas International Ltd.	132,500	2,321

PetroChina Co. Ltd., Class H	21,380,000	8,770

PICC Property & Casualty Co. Ltd., Class H	17,716,000	18,371

Pinduoduo Inc. ADR[1]	178,927	11,197

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	2,901,836	4,007

Skyworth Group Ltd.	4,896,000	1,965

Tencent Holdings Ltd.	1,001,189	33,978

Tencent Music Entertainment Group ADR[1]	807,300	3,278

Tongwei Co. Ltd., Class A	1,629,092	10,788

WH Group Ltd.	6,715,000	4,235

Wuxi Biologics Cayman Inc.[1]	1,420,500	8,578

Zhejiang Expressway Co. Ltd., Class H	4,747,421	3,236

		339,016

Columbia — 0.1%

Bancolombia S.A. ADR	85,349	2,080

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2022

Causeway Emerging Markets Fund	Number of Shares	Value

India — 15.0%

Axis Bank Ltd.	746,979	$6,732

Bank of Baroda	6,278,179	10,218

Bharat Electronics Ltd.	3,491,925	4,333

Coal India Ltd.	3,221,145	8,404

GAIL India Ltd.	6,821,449	7,299

Hindalco Industries Ltd.	1,886,042	9,055

ICICI Bank Ltd. ADR	1,039,567	21,800

Info Edge India Ltd.	131,279	6,230

Infosys Ltd. ADR	395,647	6,714

ITC Ltd.	2,990,426	12,212

Mahindra & Mahindra Ltd.	551,408	8,596

Maruti Suzuki India Ltd.	77,527	8,413

NTPC Ltd.	3,310,071	6,496

Oil & Natural Gas Corp. Ltd.	8,398,100	13,090

Page Industries Ltd.	4,826	3,006

REC Ltd.	5,317,142	6,144

SBI Cards & Payment Services Ltd.	477,253	5,359

Shriram Transport Finance Co. Ltd.	382,806	5,635

State Bank of India	701,358	4,575

Sun Pharmaceutical Industries Ltd.	1,523,801	17,769

Tata Steel Ltd.	10,405,435	12,701

Trent Ltd.	228,074	3,981

UPL Ltd.	1,040,337	8,594

Vedanta Ltd.	2,559,171	8,495

		205,851

Indonesia — 3.3%

Adaro Energy Indonesia Tbk PT	25,776,300	6,703

Astra International	17,166,600	7,469

Bank Mandiri Persero Tbk PT	14,904,200	9,225

Bukit Asam Tbk PT	10,885,700	2,981

Indo Tambangraya Megah Tbk PT	1,366,200	3,717

Indofood Sukses Makmur Tbk PT	6,773,300	2,680

The accompanying notes are an integral part of the financial statements.

8	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2022

Causeway Emerging Markets Fund	Number of Shares	Value

Indonesia — (continued)

Kalbe Farma Tbk PT	24,277,000	$2,917

Telkom Indonesia Persero Tbk PT	11,259,000	3,298

United Tractors Tbk PT	2,618,500	5,644

		44,634

Kuwait — 0.2%

National Bank of Kuwait SAKP	961,570	3,029

Mexico — 1.2%

Alfa SAB de CV, Class A	6,462,900	4,108

Arca Continental SAB de CV	812,200	5,848

Coca-Cola Femsa SAB de CV ADR	63,850	3,728

Grupo Bimbo SAB de CV	955,800	3,359

		17,043

Qatar — 0.8%

Industries Qatar QSC	1,834,007	8,466

Qatar Gas Transport Co. Ltd.[1]	2,199,592	2,468

		10,934

Russia — 0.0%

Gazprom PJSC ADR[1,2,3,4]	4,239,823	—

LUKOIL PJSC ADR[1,2,3,4]	309,997	—

Sberbank of Russia PJSC ADR[1,2,3,4]	790,503	—

		—

Saudi Arabia — 5.6%

Abdullah Al Othaim Markets Co.	71,948	2,355

Arab National Bank	484,968	3,945

Bawan Co.	320,858	2,982

Dr Sulaiman Al Habib Medical Services Group Co.	67,607	3,722

Etihad Etisalat Co.	410,897	3,872

Riyad Bank	384,631	3,229

SABIC Agri-Nutrients Co.	235,554	9,785

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2022

Causeway Emerging Markets Fund	Number of Shares	Value

Saudi Arabia — (continued)

Sahara International Petrochemical Co.	679,774	$7,433

Saudi Arabian Oil Co.	1,287,331	12,255

Saudi Electricity Co.	761,736	4,931

Saudi National Bank	874,748	14,595

Saudi Telecom Co.	574,520	5,981

Savola Group	166,426	1,246

		76,331

South Africa — 1.8%

Absa Group Ltd.	632,033	6,168

Exxaro Resources Ltd.	471,745	5,276

Impala Platinum Holdings Ltd.	31,375	294

Sasol Ltd.	466,919	7,371

Sibanye Stillwater Ltd.	2,112,051	4,902

		24,011

South Korea — 10.4%

DB Insurance Co. Ltd.	76,160	2,939

DL E&C Co. Ltd.	116,990	2,805

GS Holdings Corp.	118,928	3,466

Hana Financial Group Inc.	488,078	12,094

Hanwha Corp.	335,138	5,728

Hyundai Glovis Co. Ltd.	32,254	3,663

Hyundai Marine & Fire Insurance Co. Ltd.	209,103	4,282

KB Financial Group Inc.	206,048	6,293

Kia Corp.	403,543	20,280

Korea Gas Corp.	170,802	4,035

LG Corp.	44,060	2,279

LG Innotek Co. Ltd.	37,275	7,126

LX INTERNATIONAL CORP	177,487	4,826

LX Semicon Co. Ltd.	38,897	2,066

Mirae Asset Securities Co. Ltd.	445,968	1,864

POSCO Holdings Inc.	73,075	10,777

POSCO Holdings Inc. ADR	39,342	1,440

The accompanying notes are an integral part of the financial statements.

10	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2022

Causeway Emerging Markets Fund	Number of Shares	Value

South Korea — (continued)

Samsung Electronics Co. Ltd.	944,120	$35,041

Samsung Securities Co. Ltd.	50,114	1,077

S-Oil Corp.	66,482	3,764

Woori Financial Group Inc.	514,389	3,847

Youngone Corp.	106,381	3,316

		143,008

Taiwan — 13.0%

Asia Vital Components Co. Ltd.	863,000	3,031

Evergreen Marine Corp. Taiwan Ltd.	650,000	2,989

Fulgent Sun International Holding Co. Ltd.	659,000	3,300

Gigabyte Technology Co. Ltd.	1,096,000	3,048

Hon Hai Precision Industry Co. Ltd.	7,320,298	23,518

Lite-On Technology Corp.	4,679,202	9,403

MediaTek Inc.	203,000	3,523

Primax Electronics Ltd.	1,795,000	3,607

Sercomm Corp.	1,522,000	3,778

Sino-American Silicon Products Inc.	891,000	3,676

Sitronix Technology Corp.	595,000	3,083

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,241,878	85,143

Unimicron Technology Corp.	2,045,000	7,568

United Microelectronics Corp.[1]	8,915,000	10,039

Yang Ming Marine Transport Corp.	4,443,000	8,606

Zhen Ding Technology Holding Ltd.	1,091,000	3,643

		177,955

Thailand — 3.2%

AP Thailand PCL	5,476,800	1,379

Bangkok Chain Hospital PCL	9,500,100	4,483

Bangkok Dusit Medical Services PCL, Class F	9,370,500	7,329

Indorama Ventures PCL	3,577,900	3,699

Kasikornbank PCL	1,080,000	4,123

Kiatnakin Phatra Bank PCL	2,300,900	4,194

Krung Thai Bank PCL	11,778,300	5,214

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2022

Causeway Emerging Markets Fund	Number of Shares/ Face Amount	Value

Thailand — (continued)

PTT Exploration & Production PCL	2,716,200	$11,558

Sri Trang Agro-Industry PCL	4,373,500	2,261

		44,240

Turkey — 0.7%

KOC Holding AS	1,248,753	3,066

Turk Hava Yollari AO1	1,596,784	6,097

		9,163

United Arab Emirates — 2.9%

Abu Dhabi Commercial Bank PJSC	3,329,642	8,177

Abu Dhabi Ports Co. PJSC[1]	2,882,033	4,041

ADNOC Drilling Co. PJSC	4,892,944	4,516

Aldar Properties PJSC	3,186,055	3,652

Dubai Islamic Bank PJSC	7,160,677	11,658

Emaar Properties PJSC[1]	922,720	1,454

Fertiglobe PLC	3,855,152	6,014

		39,512

Total Common Stock

(Cost $1,469,877) — 89.1%		1,221,891

CORPORATE OBLIGATIONS

Citigroup Global Markets Holdings Inc.

0.000%, 10/28/22[2,4,5,6]	$40,000,000	30,016

0.000%, 09/22/23[2,4,5,6]	35,000,000	31,209

Total Corporate Obligations

(Cost $75,000) — 4.5%		61,225

EXCHANGE TRADED FUNDS

iShares China Large-Cap ETF	738,612	19,101

iShares MSCI South Korea ETF	263,224	12,466

KraneShares CSI China Internet ETF[1]	778,936	19,193

Total Exchange Traded Funds

(Cost $52,431) — 3.7%		50,760

The accompanying notes are an integral part of the financial statements.

12	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2022

Causeway Emerging Markets Fund	Number of Shares	Value

PREFERENCE STOCK

Brazil — 0.1%

Cia Paranaense de Energia‡	905,400	$1,104

Total Preference Stock

(Cost $1,187) — 0.1%		1,104

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 2.951%**	15,374,558	15,375

Total Short-Term Investment

(Cost $15,375) — 1.1%		15,375

Total Investments — 98.5%

(Cost $1,613,870)		1,350,355

Other Assets in Excess of Liabilities — 1.5%		21,038

Net Assets — 100.0%		$1,371,393

A list of the open futures contracts held by the Fund at September 30, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
Long Contracts
MSCI Emerging Markets	452	Dec-2022	$22,254	$19,696	$(2,558)

*	Except for share and corporate obligations data.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	There is currently no rate available.
1	Non-income producing security.
2	Securities considered illiquid. The total market value of such securities as of September 30, 2022 was $61,225 (000) and represented 4.5% of net assets.
3	Level 3 security in accordance with fair value hierarchy.
4

Security fair valued using methods determined in good faith by the Fair Value Committee. The total market value of such securities as of September 30, 2022 was $61,225 (000) and represented 4.5% of net assets.

5	Credit-linked note that is linked to the performance of the MSCI China A Inclusion Net Return USD Index.
6	Zero coupon security.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	13

SCHEDULE OF INVESTMENTS (000) (continued)

September 30, 2022

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PJSC	Public Joint-Stock Company
Amounts	designated as “—“ are $0 or are rounded to $0.

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at September 30, 2022:

Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Brazil	$85,084	$—	$—		$85,084
China	339,016	—	—	^	339,016
Columbia	2,080	—	—		2,080
India	205,851	—	—		205,851
Indonesia	44,634	—	—		44,634
Kuwait	—	3,029	—		3,029
Mexico	17,043	—	—		17,043
Qatar	—	10,934	—		10,934
Russia	—	—	—	^	—
Saudi Arabia	—	76,331	—		76,331
South Africa	24,011	—	—		24,011
South Korea	143,008	—	—		143,008
Taiwan	177,955	—	—		177,955
Thailand	—	44,240	—		44,240
Turkey	9,163	—	—		9,163
United Arab Emirates	39,512	—	—		39,512

Total Common Stock	1,087,357	134,534	—		1,221,891

Corporate Obligations	—	61,225	—		61,225

Exchange Traded Funds	50,760	—	—		50,760

Preference Stock	1,104	—	—		1,104

Short-Term Investment	15,375	—	—		15,375

Total Investments in Securities	$1,154,596	$195,759	$—		$1,350,355

The accompanying notes are an integral part of the financial statements.

14	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000) (concluded)

September 30, 2022

Other Financial instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(2,558)	$—	$—	$(2,558)

Total Other Financial Instruments	$(2,558)	$—	$—	$(2,558)

†

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Security is fair valued at zero. Level 3 security in accordance with fair value hierarchy.
*	Futures contracts are valued at the unrealized depreciation on the instruments.

Amounts designated as “—“ are $0 or are rounded to $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	15

SECTOR DIVERSIFICATION

As of September 30, 2022, the sector diversification was as follows (Unaudited):

Causeway Emerging Markets Fund	Common Stock	Preference Stock	% of Net Assets

Financials	18.2%	0.0%	18.2%

Information Technology	17.4	0.0	17.4

Consumer Discretionary	10.2	0.0	10.2

Energy	9.7	0.0	9.7

Materials	8.9	0.0	8.9

Industrials	8.3	0.0	8.3

Consumer Staples	5.5	0.0	5.5

Communication Services	4.7	0.0	4.7

Health Care	4.0	0.0	4.0

Utilities	1.7	0.1	1.8

Real Estate	0.5	0.0	0.5

Total	89.1	0.1	89.2

Exchange Traded Funds			3.7

Corporate Obligations			4.5

Short-Term Investment			1.1

Other Assets in Excess of Liabilities			1.5

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

16	Causeway Emerging Markets Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY EMERGING MARKETS FUND

9/30/22
ASSETS:
Investments at Value (Cost $1,613,870)	$1,350,355
Cash	66
Cash pledged as collateral for futures contracts	1,760
Foreign Currency (Cost $2,588)	2,592
Receivable for Fund Shares Sold	23,426
Receivable for Investment Securities Sold	15,550
Receivable for Dividends	4,165
Receivable for Tax Reclaims	837
Prepaid Expenses	61

Total Assets	1,398,812

LIABILITIES:
Payable for Fund Shares Redeemed	18,730
Payable for Investment Securities Purchased	6,614
Payable Due to Adviser	949
Accrued Foreign Capital Gains Tax on Appreciated Securities	246
Payable for Shareholder Service Fees — Investor Class	85
Payable for Variation Margin	82
Payable for Trustees’ Fees	28
Payable Due to Administrator	24
Other Accrued Expenses	661

Total Liabilities	27,419

Net Assets	$1,371,393

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$1,629,529
Total Distributable Loss	(258,136)

Net Assets	$1,371,393

Net Asset Value Per Share (based on net assets of $1,116,478,992 ÷ 129,851,149 shares) — Institutional Class	$8.60

Net Asset Value Per Share (based on net assets of $254,913,710 ÷ 29,329,183 shares) — Investor Class	$8.69

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	17

STATEMENT OF OPERATIONS (000)

CAUSEWAY EMERGING MARKETS FUND

10/01/21 to 9/30/22
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $9,671)	$82,400

Total Investment Income	82,400

EXPENSES:
Investment Advisory Fees	20,532
Shareholder Service Fees — Investor Class	1,077
Custodian Fees	796
Administration Fees	397
Transfer Agent Fees	292
Professional Fees	193
Trustees’ Fees	121
Registration Fees	112
Printing Fees	82
Other Fees	605

Total Expenses	24,207

Waiver of Investment Advisory Fees	(516)

Total Waiver	(516)

Net Expenses	23,691

Net Investment Income	58,709

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	21,531
Net Realized Loss on Futures Contracts	(10,377)
Foreign Capital Gains Tax	(1,279)
Net Realized Loss from Foreign Currency Transactions	(2,090)
Net Change in Unrealized Depreciation on Investments	(676,687)
Net Change in Unrealized Depreciation on Futures Contracts	(1,005)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	6,184
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	139

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(663,584)

Net Decrease in Net Assets Resulting from Operations	$(604,875)

The accompanying notes are an integral part of the financial statements.

18	Causeway Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY EMERGING MARKETS FUND

	10/01/21 to 9/30/22	10/01/20 to 9/30/21
OPERATIONS:
Net Investment Income	$58,709	$48,344
Net Realized Gain on Investments	21,531	471,511
Net Realized Gain (Loss) on Futures Contracts	(10,377)	203
Foreign Capital Gains Tax	(1,279)	–
Net Realized Loss from Foreign Currency Transactions	(2,090)	(1,930)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(676,687)	104,055
Net Change in Unrealized Depreciation on Futures Contracts	(1,005)	(1,837)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	6,184	(646)
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	139	166

Net Increase (Decrease) in Net Assets Resulting From Operations	(604,875)	619,866

DISTRIBUTIONS:
Institutional Class	(349,208)	(40,939)
Investor Class	(100,150)	(7,820)

Total Distributions to Shareholders	(449,358)	(48,759)

Net Decrease in Net Assets Derived from Capital Share Transactions(1)	(445,961)	(921,862)

Total Decrease in Net Assets	(1,500,194)	(350,755)

NET ASSETS:
Beginning of Year	2,871,587	3,222,342

End of Year	$1,371,393	$2,871,587

(1)	See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	19

FINANCIAL HIGHLIGHTS

For the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY EMERGING MARKETS FUND
Institutional
2022	14.87	0.34	(3.81)	(3.47)	(0.40)	(2.40)	(2.80)	—
2021	12.77	0.22	2.09	2.31	(0.21)	—	(0.21)	—
2020	11.87	0.16	1.01	1.17	(0.27)	—	(0.27)	—
2019	12.77	0.25	(0.92)	(0.67)	(0.23)	—	(0.23)	—	(1)
2018	13.41	0.26	(0.68)	(0.42)	(0.22)	—	(0.22)	—	(1)
Investor
2022	14.99	0.29	(3.84)	(3.55)	(0.35)	(2.40)	(2.75)	—
2021	12.88	0.21	2.08	2.29	(0.18)	—	(0.18)	—
2020	11.97	0.15	1.00	1.15	(0.24)	—	(0.24)	—
2019	12.84	0.23	(0.92)	(0.69)	(0.18)	—	(0.18)	—	(1)
2018	13.49	0.20	(0.66)	(0.46)	(0.19)	—	(0.19)	—	(1)

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share.
(2)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.40%, 1.40% and 1.39%, respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

20	Causeway Emerging Markets Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

8.60	(28.39)	1,116,479	1.10		1.13		2.98		68
14.87	18.06	2,187,057	1.10		1.11		1.40		46
12.77	9.79	2,667,366	1.08		1.08		1.33		41
11.87	(5.15)	3,448,261	1.16		1.16		2.05		39
12.77	(3.25)	4,239,060	1.15		1.15		1.89		49

8.69	(28.63)	254,914	1.35		1.38		2.42		68
14.99	17.78	684,530	1.35		1.36		1.37		46
12.88	9.55	554,976	1.31		1.31		1.20		41
11.97	(5.32)	395,539	1.39		1.39		1.90		39
12.84	(3.50)	575,260	1.39	(2)	1.39	(2)	1.40	(2)	49

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	21

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. As of September 30, 2022, the Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded, and such settlement prices are provided by an independent source. On days when there is excessive volume or market volatility or when a futures contract does not end trading by the time the Fund calculates its net asset value, the settlement price may not be available at the time the Fund calculates its net asset value. On such days, the best available price (which is typically the last sale price) may be used to value the Fund’s futures contracts. Participation notes, warrants or equity-related corporate obligations used to obtain exposure to the China A-Share market are fair valued based on the underlying stocks and terms of the note, warrant, or equity-related corporate obligation including those related to performance and fees.

22	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are overseen by the Fund’s valuation designee, Causeway Capital Management LLC (“Adviser”), and implemented through a Fair Value Committee (the “Committee”). Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or

Causeway Emerging Markets Fund	23

NOTES TO FINANCIAL STATEMENTS

(continued)

when foreign markets are closed, and/or when adjustments are made to security values for “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade via a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

As of and during the fiscal year ended September 30, 2022, there were no changes to the Fund’s fair value methodologies other than related to compliance with Rule 2a-5 under the 1940 Act.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

24	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Futures Contracts – To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for cash management as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss on the Statement of Operations equal to the difference between the contract price at closing and the contract price at opening.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2022.

The Fund invests in futures contracts, including futures contracts based on emerging markets indices, to obtain exposures to emerging markets for cash management or other reasons.

All futures held during the year were equity risk futures. During the fiscal year ended September 30, 2022, the average quarterly notional amount of futures was $107,032 (000).

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Cash – Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United

Causeway Emerging Markets Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

States federally insured limits. Amounts invested and earned income are available on the same business day.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. Effective July 1, 2022, the Adviser has contractually agreed through January 31, 2024 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) from exceeding 1.10% of Institutional Class and Investor Class average daily net assets. Prior to July 1, 2022, the Adviser had contractually agreed through January 31, 2023 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.10% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2022, the Adviser waived $516,133 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2022, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2022, approximately $476 (000) of the Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the fiscal year ended September 30, 2022, for the Fund were as follows (000):

Purchases	Sales
$1,359,508	$2,176,771

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities

26	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, wars, and social unrest) in one country or region might adversely impact a different country or region. Furthermore, the occurrence of severe weather or geological events, fires, floods, earthquakes, climate change or other natural or man-made disasters, outbreaks of disease, epidemics and pandemics, malicious acts, cyber-attacks or terrorist acts, among other events, could adversely impact the performance of the Fund. These events may result in, among other consequences, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by political or economic conditions or events. Moreover, negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations.

For example, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The COVID-19 pandemic has resulted in travel and border restrictions, quarantines, supply chain disruptions, labor restrictions, lower consumer demand and general market uncertainty. The effects of COVID-19, including new variants, have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund. Similar consequences could arise as a result of the spread of other infectious diseases.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which

Causeway Emerging Markets Fund	27

NOTES TO FINANCIAL STATEMENTS

(continued)

may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

During the fiscal year ended September 30, 2022, there were no permanent differences credited or charged to Paid-in Capital and Distributable Earnings.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2022 and September 30, 2021 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2022	$70,076	$379,282	$449,358
2021	48,759	—	48,759

As of September 30, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

Undistributed Ordinary Income	$41,115
Post October Losses	(10,298)
Unrealized Depreciation	(288,951)
Other Temporary Differences	(2)

Total Accumulated Losses	$(258,136)

Post-October losses represent losses realized on investment transactions from November 1, 2021 through September 30, 2022, that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For the fiscal year ended September 30, 2022, the Fund did not use any capital loss carryforwards.

At September 30, 2022, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$1,639,153	$71,341	$(360,139)	$(288,798)

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2022		Fiscal Year Ended September 30, 2021
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	38,978	$442,867	28,063	$433,748
Shares Issued in Reinvestment of Dividends and Distributions	26,002	305,788	2,489	36,788
Shares Redeemed	(82,173)	(990,670)	(92,339)	(1,430,966)

Decrease in Shares Outstanding Derived from Institutional Class Transactions	(17,193)	(242,015)	(61,787)	(960,430)

28	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

	Fiscal Year Ended September 30, 2022		Fiscal Year Ended September 30, 2021
	Shares	Value	Shares	Value
Investor Class
Shares Sold	61,833	$648,068	11,184	$170,531
Shares Issued in Reinvestment of Dividends and Distributions	8,377	99,775	523	7,799
Shares Redeemed	(86,553)	(951,789)	(9,124)	(139,762)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(16,343)	(203,946)	2,583	38,568

Net Decrease in Shares Outstanding from Capital Share Transactions	(33,536)	$(445,961)	(59,204)	$(921,862)

8.	Significant Shareholder Concentration

As of September 30, 2022, two of the Fund’s shareholders of record owned 41% of the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Subsequent Events

The Fund has evaluated the need for disclosures or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

Causeway Emerging Markets Fund	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the Causeway Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway Emerging Markets Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 28, 2022

We have served as the auditor of one or more investment companies in Causeway Capital Management Investment Company Complex since 2001.

30	Causeway Emerging Markets Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2023. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2022, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
83.36%	16.64%	0.00%	100.00%	0.16%

(F)	(G)	(H)	(I)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends	Qualified Foreign Tax Credit Pass Through
93.07%	0.09%	0.00%	1.24%

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (I) is the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distribution during the fiscal year ended September 30,

2022. The Fund accrued Foreign taxes during the fiscal year ended September 30, 2022, amounted to $5,628,484 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ended December 31, 2022. In addition, for the fiscal year ended September 30, 2022, gross income derived from sources within foreign countries amounted to $62,644,865 for the Fund.

Causeway Emerging Markets Fund	31

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 61	Trustee; Chairman of the Board since 1/19	Trustee since 10/08; Audit Chairman 4/13-12/18	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 60	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 61	Trustee	Since 4/13	President, Chief Executive Officer and Director, The Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 56	Trustee; Chairman of the Audit Committee since 1/19	Trustee since 9/01; Audit Chairman 10/04-4/12; Board Chairman 4/13-12/18	Adjunct Professor (since July 2017), Senior Lecturer (June 2011-July 2017) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993); Managing Partner, Clear Capital, LLC (real estate investment firm)(since 2008).	6	None

32	Causeway Emerging Markets Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 61	President	Since 10/20	Chief Operating Officer and member of the Investment Adviser or the Investment Adviser’s parent (since 2001); Chief Compliance Officer of the Investment Adviser and the Trust (2005-2015).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 47	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer of the Investment Adviser (since January 2015); General Counsel of the Investment Adviser (since October 2020); member of the Investment Adviser’s parent (since 2021).	N/A	N/A

Eric Olsen[5] One Freedom Valley Drive Oaks, PA 19456 Age: 52	Treasurer	Since 3/21	Director, Fund Accounting, SEI Investments Global Funds Services (since 2021); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013-2021).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 51	Secretary	Since 10/11	Deputy General Counsel of the Investment Adviser (since 2022). Senior Attorney of the Investment Adviser (2004-2021).	N/A	N/A

Matthew M. Maher[5] One Freedom Valley Drive Oaks, PA 19456 Age: 47	Vice President and Assistant Secretary	Since 2/20	Corporate Counsel of the Administrator (since 2018).	N/A	N/A

Mindy Yu 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 41	Anti-Money Laundering Compliance Officer	Since 8/22	Deputy General Counsel of the Investment Adviser (since 2022). Senior Attorney of the Investment Adviser (2020-2021). Associate Attorney of the Investment Adviser (2012-2019).	N/A	N/A

Causeway Emerging Markets Fund	33

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer, secretary and other officers each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2022, the Trust Complex consisted of one investment company with six portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, International Small Cap Fund, and Concentrated Equity Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

34	Causeway Emerging Markets Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2022 to September 30, 2022).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Emerging Markets Fund	35

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Emerging Markets Fund

Actual Fund Return
Institutional Class	$1,000.00	$778.30	1.10%	$4.90

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.55	1.10%	$5.57

Actual Fund Return
Investor Class	$1,000.00	$778.20	1.35%	$6.02

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.30	1.35%	$6.83

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

36	Causeway Emerging Markets Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 8, 2022, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Emerging Markets Fund (the “Fund”) for a twelve-month period beginning September 20, 2022. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 22, 2022, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees also received and reviewed a report prepared by Broadridge Financial Solutions, Inc. providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees requested additional information, and received and reviewed further materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 8, 2022 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, its various administrative, legal and regulatory responsibilities, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser should continue to benefit the Fund and its shareholders.

Causeway Emerging Markets Fund	37

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2022, compared to the results of the MSCI Emerging Markets Index (Gross), the median of the mutual funds included in the Morningstar Diversified Emerging Markets category, and the median of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) Report focused on one class of shares – the Institutional Class – and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. They noted that the Institutional Class had outperformed its Broadridge peer group median for the prior one-year period, and underperformed its Broadridge peer group median for the prior annualized three, five, and ten-year periods. The Trustees considered the Fund’s exposure to the value investment style, the impact of the COVID-19 pandemic, including ongoing lockdowns in certain jurisdictions, global uncertainties stemming from the invasion of Ukraine, and challenges for value investing relative to growth stock investing. Despite periods of relative underperformance, the Trustees concluded that the overall performance results and other considerations supported their view that the Adviser’s services to the Fund are of a high quality. The Trustees concluded that the Adviser’s record in managing the Fund in a manner consistent with the described investment strategy and style indicated that its continued management had the potential to benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 100 basis points per annum compared to a median of 97 basis points for its Broadridge peer group and a range of 25-114 basis points for the funds in its peer group. The Trustees noted that the Fund’s Institutional Class annual expense ratio, after application of the Adviser’s expense limit, of 110 basis points was 6 basis points higher than the median of the funds in its Broadridge peer group and within the range of 39-132 basis points for the funds in its peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund, and are not determinative of whether the fees charged to the Fund are fair. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

38	Causeway Emerging Markets Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2022 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions, even though it had increased from the prior year. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They considered certain initiatives and noted that the Adviser continues to innovate and enhance its capabilities, and that innovation is a means of reinvesting in its services. They also noted the entrepreneurial risks taken by the Adviser in forming the Fund and that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 22, 2022 and August 8, 2022 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 8, 2022 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2022.

Causeway Emerging Markets Fund	39

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-002-1600

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2022, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2022 and 2021 were as follows:

		2022	2021
(a)	Audit Fees	$288,580	$262,580
(b)	Audit-Related Fees	None	None
(c)	Tax Fees(1)	$64,080	$61,680
(d)	All Other Fees	None	None

Note:

(1) Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2022, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $735,331. For the fiscal year ended September 30, 2021, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $691,495.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR§270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia, President

Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia, President

Date: December 9, 2022

By	/s/ Eric Olsen
Eric Olsen, Treasurer

Date: December 9, 2022